                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re THE COLUMBIA GAS SYSTEM, INC. and
   COLUMBIA GAS TRANSMISSION CORPORATION,

                          Debtors.                                  Case Nos. 91-803
                                                                              91-804

                                                                    Chapter 11


                                  STIPULATION


                 WHEREAS, Tennessee Gas Pipeline Company ("Tennessee") and

Columbia Gas Transmission Corporation ("TCO") are parties to certain contracts,

as amended, for the transportation, storage and exchange of natural gas, as listed on Exhibit A (the Exhibit A contracts), a copy of which is attached hereto and incorporated by reference; and

                 WHEREAS, Tennessee and TCO are also parties to certain other contracts, as amended, as listed on Exhibit B (the Exhibit B contracts), a copy of which is attached hereto and incorporated by reference; and

                 WHEREAS, on April 8, 1992 the Federal Energy Regulatory

Commission ("FERC") issued Order No. 636 ("Order No. 636") requiring, inter alia, restructuring of interstate pipeline rates and services; and

                 WHEREAS, Tennessee required its customers to submit binding nominations for restructured services by April 28, 1993; and

                 WHEREAS, TCO submitted such nominations to Tennessee, subject to any required authorizations by the Bankruptcy Court; and

                 WHEREAS, TCO and Tennessee acknowledge that TCO's customers have not yet made their final, binding elections with respect to the firm capacity assignments on upstream pipelines, pursuant to Section 284.242 of

FERC's Regulations; and

                 WHEREAS, TCO intends to assign Contracts Nos. 2030 (a 15,637

Dth per day firm storage contract), 4872 (a 10,425 Dth per day firm transportation contract) and a portion of its capacity under Contract No. 3871

(a 263,998 Dth per day firm transportation contract) to its customers upon assumption in bankruptcy, as part of its own implementation of Order No. 636,

scheduled for November 1, 1993; and

                 WHEREAS, upon implementation of restructured services under

Order No. 636, TCO does not require certain capacity under Contract No. 3871 or for any capacity under Contract No. 4870 (6,928 Dth per day), and has been unable to assign such capacity to its customers; and

                 WHEREAS, TCO and Tennessee agree that the term "Excess

Capacity" shall mean the total amount of unassigned or capacity not required under contracts 3871 and 4870 as of the first day of the month following the effective date of this Stipulation pursuant to Paragraph Ten (10) herein; and

                 WHEREAS, TCO intends to retain Tennessee services under the remaining Exhibit A Contracts for operational reasons; and

                 WHEREAS, TCO and Tennessee have agreed to an exit fee to be calculated as specified below (the "Exit Fee") in consideration of TCO's abandonment of Excess Capacity which will result from TCO's implementation of

Order No. 636; and

                 WHEREAS, TCO will use its Transportation Cost Rate Adjustment mechanism (TCRA) to fully recover the Exit Fee from its customers pursuant to

Order No. 636, which mechanism for such recovery was approved by the FERC by order issued on July 14, 1993, in Docket Nos. RS92-5, et al.

                 WHEREAS, Tennessee filed its proof of claim on March 16, 1992 with the claims agent and the Court, and subsequently filed a supplemental proof of
claim with the claims agent and the Court, all of which, by order of the

Bankruptcy Court on July 14, 1993, were merged and/or expunged to result in one supplemental proof of claim of $25,465,679.22, comprised of the following:

                 a) Transportation and Exchange Imbalances in the amount of $5,959,406.00;


                 b) Damages for Breach of Contract in the amount of $14,294,820.00, relating to rejection of the New Bremen and the Service Drilling gas purchase contracts wherein Tennessee claims that TCO's rejection of these contracts increased Tennessee's obligation to purchase high cost gas ("Breach of Contract Claim");


                 c) Southwest Transportation Expenses ("Unpaid Invoices Claim") in the amount of $4,782,854.80; and


                 d) Gas Purchase Expenses ("Unpaid Invoices Claim") in the amount of $428,598.42.

                 WHEREAS, by Stipulation and Settlement dated June 25, 1991 filed with and approved by FERC by orders dated April 10, 1992 and June 25,

1992, Tennessee is obligated to pay TCO a refund, including interest, based on the reallocation of costs arising out of FERC Order No. 528, in three semi-annual installments beginning in January 1993, which refund represents overpayments received by Tennessee from TCO between July 1988 and October 1990

("Order No. 528 Refunds"); and

                 WHEREAS, Tennessee has made two payments of the Order No. 528

Refunds totalling $45,432,519.00; and

                 WHEREAS, on November 25, 1992, Tennessee filed a Motion for

Relief from Stay (the "Lift Stay Motion") seeking authority to set-off the

Unpaid Invoices Claims against the Order No. 528 Refunds; and

                 WHEREAS, on December 17, 1992, TCO and Tennessee entered into a stipulation, which was So Ordered by the Bankruptcy Court on the same date

(the "Claims Stipulation"), providing for, inter alia, (i) liquidation of the

Unpaid

Invoices Claims in the amount of $3,930,046.05, (ii) allowance of the Unpaid

Invoices Claims as allowed administrative expense priority claims, subject only to any objection which might be made by the Official Customers' and Creditors'

Committees of TCO (the "Committees"), the Pennsylvania Public Utility

Commission, Maryland Public Service Commission, Maryland People's Counsel,

Pennsylvania Office of Consumer Advocate, Ohio Consumer's Counsel, Columbia Gas

of Kentucky, Inc., Columbia Gas of Maryland, Inc., Columbia Gas of

Pennsylvania, Inc., Columbia Gas of Ohio, Inc., and Commonwealth Gas Services

(collectively, the "Parties-in- Interest") in the event that the Third Circuit

Court of Appeals (the "Third Circuit") or the United States Supreme Court

reverses, remands, or vacates, in whole or in part, the Order of July 6, 1992 by the Federal District Court for the District of Delaware (the "District

Court") overturning the Bankruptcy Court's ruling on TCO's Omnibus FERC Motion which was filed on August 23, 1991, and (iii) payment of the Unpaid Invoices

Claims upon confirmation of a plan of reorganization, or sooner upon Motion by

TCO on at least twenty (20) days notice to the Committees and any

Parties-in-Interest specifically requesting such notice; (iv) remedying the transportation and exchange imbalances in the ordinary course of business,

pursuant to the Bankruptcy Court's Order of October 3, 1991; and

                 WHEREAS, on July 6, 1993 the Third Circuit issued a Memorandum

Decision which in fact overturned part of the District Court's ruling, holding that refunds relating to prepetition periods (including FERC Order No. 528

Refunds) are trust monies which are not property of TCO's estate; and

                 WHEREAS, as part of TCO's assumption of the Exhibit A

contracts, TCO and Tennessee have agreed to the payment by TCO of the Unpaid

Invoices Claims as
liquidated in the Claims Stipulation in full satisfaction of the requirement that defaults under the Contracts be cured under 11 U.S.C. Section  365(b);

                  IT IS THEREFORE STIPULATED AND AGREED by the parties hereto as follows:

                 1.  The Exhibit A contracts are hereby assumed by TCO.

                 2.  Upon assumption, the Exhibit A contracts will be amended and conformed to comply with Tennessee's Order No. 636 implementation program and will be fully or partially assignable to TCO's customers and to other parties in accordance with Order No. 636, as it may be amended, modified or superseded, and Tennessee's and TCO's approved FERC Gas Tariff, and subject to applicable laws, rules, regulations, and orders of applicable regulatory authorities.  Without limiting the foregoing, TCO shall have the right to assign all or a portion of the transportation and/or storage capacity underlying the Exhibit A contracts, on a permanent basis (assuming the assignment is at the full contract rate for the remainder of the term of the contract and that the assignee meets the creditworthiness standards contained in the General Terms and Conditions of Tennessee's FERC Gas Tariff) to one or

more of TCO's customers or other parties in connection with TCO's and/or

Tennessee's restructuring under Order No. 636, and Tennessee agrees that any permanent full or partial assignment(s) of capacity shall constitute an assignment of the underlying Exhibit A contracts pursuant to 11 U.S.C. Section

365(f).  Accordingly, upon permanent assignment of capacity by TCO to customers or other parties, TCO shall not, consistent with the provisions of 11 U.S.C.

Section 365 (k), have any liability for "breach of such [contracts] occurring after such assignment(s)" with respect to the assigned capacity; provided,

however, that nothing herein shall affect (1) the right of Tennessee to recover from TCO costs (a) which have been authorized by the FERC for service periods predating the effective date of assignment of the underlying contract(s), and (b) which are recoverable by Tennessee from TCO, consistent with the terms of a FERC order, during that portion of the FERC-approved recovery period predating the effective date of assignment of the underlying contracts; and (2) the right of TCO to refunds from Tennessee for overpayments made to Tennessee, as determined by the FERC, for services rendered to TCO by

Tennessee during periods which pre-date the effective date of assignment of the underlying contract(s).

                 3.       Without limiting in any respect the provisions of

paragraph 2, TCO shall be entitled to the same rights and subject to the same obligations under Tennessee's tariff and FERC orders as all other Tennessee customers, including the right to participate in Tennessee's capacity release and assignment program.

                 4.       Upon assumption, Contract No. 3871 shall be amended

to delete all of the Excess Capacity and Contract No.  4870 shall terminate,

subject to receipt of the Exit Fee.  In consideration of such amendment and termination, TCO shall pay Tennessee the Exit Fee.  The Exit Fee shall be calculated using the formula on Attachment A and using the Excess Capacity that exists as of the first day of the month following the date the Stipulation becomes effective pursuant to Paragraph Ten (10) herein. 1/

                 5.       TCO shall continue to make payments billed by and due

to Tennessee (including demand charges and FERC approved demand charge surcharges) relating to the contracts listed on Exhibits A and B up to the date which shall





- ----------------------------------

1/ Assuming a January 1, 1994 effective date and 162,642 Dth per day of Excess Capacity, the Exit Fee would be $42,147,209 in accordance
         with the Schedule on Attachment A.   Assuming a January 1, 1995
         effective date and 162,642 Dth per day of Excess Capacity, the Exit Fee would be $36,650,591.

         be used for the purpose of calculating the Exit Fee in accordance with the formula on Attachment A.

                 6.       TCO shall pay to Tennessee the amount of

$3,930,046.05 in full satisfaction of all arrearages owed by TCO to Tennessee for pre-petition periods under the contracts and in satisfaction of the Unpaid

Invoice Claims.

                 7.       The Exhibit B contracts are hereby terminated by

agreement of the parties (subject to any necessary regulatory approvals), and each party shall be deemed to have waived any claim for damages thereunder,

except for claims with respect to imbalances or post-petition unpaid invoices due for services rendered up to the termination date which shall be remedied in the normal course of business.  Tennessee's claim, with the exception of the

Breach of Contract Claim (in the amount of $14,294,820.00), is hereby amended in accordance with this Stipulation.

                 8.       Nothing in this Stipulation shall diminish

Tennessee's obligation to make its remaining Order No. 528 Refunds (including interest) described above to TCO.

                 9.       This Stipulation shall not be deemed an admission of

any fact or proposition of law, and shall not be used for any purpose other than to the enforce the terms of this Stipulation.

                 10.      This Stipulation shall not be effective until the

later of January 1, 1994 or until the Stipulation is approved, executed and entered by the Bankruptcy Court and FERC issues final orders, no longer subject to rehearing, acceptable to TCO and Tennessee approving this Stipulation including specifically (1) authorization for TCO to fully recover the Exit Fee from its customers and (2) approval of Tennessee's proposed disposition of the

Exit Fee paid by TCO to Tennessee; provided, however, that TCO or Tennessee may terminate this Stipulation upon 10 days written notice if such final orders have not been issued
by June 30, 1994.  If any Court should reverse in whole or in part the order of the Bankruptcy Court or the final order of the FERC approving this Stipulation,

unless the parties agree in writing to the contrary, all monies paid by TCO to

Tennessee under Paragraphs 4 and 6, plus interest at the FERC's prescribed rate, shall be returned to TCO, the status quo ante shall be restored and TCO agrees to pay Tennessee all amounts due (including demand charges and FERC approved demand surcharges) for any Excess Capacity to the extent not remarketed at full contract rate between the date Excess Capacity is determined pursuant to Paragraph 4 herein and the date Tennessee returns monies to TCO pursuant to this paragraph, and TCO and Tennessee shall retain all rights to assert claims, objections and other rights that are to be resolved by this settlement, and no party can use this settlement as evidence against TCO or

Tennessee.  TCO shall have ten (10) days from the date the Stipulation becomes effective to make the payments to Tennessee required herein.  Payments shall be rendered in readily available funds at a bank designated by Tennessee.

                 11.      Nothing in this Stipulation shall be construed to

affect in any manner whatsoever any prior stipulation between the parties, or any claim, except as specifically provided herein.

Dated:   Wilmington, Delaware


         ------------------------, 1993


TENNESSEE GAS PIPELINE COMPANY             COLUMBIA GAS TRANSMISSION CORPORATION


By:----------------------------            By:----------------------------

Its:---------------------------            Its:----------------------------

                                   EXHIBIT A


                     Columbia Gas Transmission Corporation
                                      and
                         Tennessee Gas Pipeline Company


                                Contract Summary



                            Pre 636                                                      Post 636      TCO
 Type of                    Contract                  Contract             Dth or        Contract      Contract
 Service                    Number                    Date                 Mcf/Day       Number        Number
 -------                    --------                  --------             -------       --------      --------
 SS-E                       T-2030                    Jan. 1, 1989          15,637       2331          PL-36240-GN/
                                                      as amended on                                    MS-36825-GN
                                                      July 1, 1992


 FT-A                       T-3871                    Sept. 1, 1989        263,998       489           MS-36352-TX

 FT-B                       T-3869/T-4870             Sept. 1, 1989          6,928       491           MS-36351-TX/
                                                      as amended on                                    37025
                                                      Feb. 10, 1993
 FT-B                       T-4613/T-4872             Sept. 1, 1989         10,425       490           MS-35482-PA/
                                                      as amended on                                    MS-36827-LA
                                                      July 1, 1992                                     37024
                                                      and Feb. 10, 1993


 Letter Agreement                                     Oct. 7, 1966                                     2-2269

 Letter Agreement                                     June 22, 1959                                    2-1385

 *IT                        New                       Sept. 1, 1993        200,000       2585
 *IT                        New                       Sept. 1, 1993        239,094       2586

 *IT                        New                       Sept. 1, 1993         92,000       2587





* These contracts were entered post-petition and are listed on Exhibit A for information purposes rather than for authority to assume.

                                   EXHIBIT B


                     Columbia Gas Transmission Corporation
                                      and
                         Tennessee Gas Pipeline Company


                                Contract Summary



                        TGPL
                        Pre 636                                                                                    TCO
 Type of                Contract               Rate                  Contract                 Dth or               Contract
 Service                Number                 Schedule              Date                     Mcf/Day              Number
 -------                ---------              --------              --------                 -------              --------
 *FT 7(c)               T-1338                 T-20                  Jan. 1, 1975              20,605              MS-28046-TX
  FT 7(c)               NA                     T-50                  Sept. 10, 1976                                MS-21470-LA

 *IT                    T-2503                                       May 17, 1988              52,000              NA

  IT                    T-2653                                       Sept. 18, 1987             1,000              NA
  IT                    T-2781                                       Oct. 23, 1987              1,000              NA

 *IT                    T-3214                                       May 17, 1988              40,000              NA
  IT                    T-3836                                       July 10, 1989             36,750              MS-35486-LA

  IT                    T-3956                                       Jan. 8, 1990              55,000              MS-35520-GN

 *IT                    T-3963                                       Feb. 2, 1990             200,000              MS-35642-GN
  IT 7(c)               T-527                  T-71                  Jan. 25, 1978             11,531              MS-22402-LA

 *IT 7(c)               T-348                  T-95                                             3,075              NA
  IT 7(c)               T-26                   T-133                 Jan. 19, 1981              5,125              MS-28292-TX

  IT 7(c)               T-29                   T-140                 Nov. 16, 1981            123,000              MS-26388-LA

  IT 7(c)               T-296                  T-147                 Nov. 16, 1981              4,613              MS-26389-LA


  Exc 7(c)              T-401                  X-49                  Dec. 24, 1975                                 MS-21067-LA
  Exc 7(c)              T-402                  X-58                  Jan. 24, 1978                                 PL-22598-GN

  Exc 7(c)              T-792                  X-60                                                                23038

  Exc 7(c)              T-297                  X-66                  Dec. 8, 1982                                  PL-31771-GN
  Exc 7(c)              T-416                  X-69                  Nov. 18, 1983                                 MS-29030-TX

  Exc 7(c)              NA                     X-155                 Nov. 9, 1982
  IT                    T-1530                                       Dec. 12, 1986             15,000

                                                                     Oct. 18, 1948             50,000              5367


                                   EXHIBIT B
                                  (Continued)


                        TGPL
                        Pre 636                                                                                    TCO
 Type of                Contract               Rate                  Contract                 Dth or               Contract
 Service                Number                 Schedule              Date                     Mcf/Day              Number
 -------                ---------              --------              --------                 -------              --------

 *IT                    NA                     T-172                 Oct. 1, 1982              16,000              MS-27979-LA

 *IT                    NA                     T-161                 Mar. 25, 1980              1,000              NA


 *Letter                                                                                                           2-2268
   Agreement            NA                                           Sept. 30, 1966

 *Amendment
   to a
   Settlement           NA                                           June 4, 1990                                  NA

 *Letter
   Agreement            NA                                           Jan. 10, 1990                                 NA




* Although these contracts are not believed to be executory because of prior termination, they are still listed on Exhibit B to remove any uncertainty concerning their status since they are on TCO's Schedule G filed in the Bankruptcy Court as executory contracts.